EXHIBIT 10.3



                       CONSOLIDATED PLEDGE AGREEMENT

    THIS CONSOLIDATED PLEDGE AGREEMENT (this "Consolidated Pledge Agreement") is made, effective as of the Closing Date (as such term is defined below), by and between NationsBank, N.A. (South) (the "Pledgor"), solely in its capacity as trustee of the Simmons Company Employee Stock Ownership Trust (the "Trust") established pursuant to the Agreement of Trust for the Simmons Company Employee Stock Ownership Plan dated as of January 17, 1989 and as thereafter amended (the "Trust Agreement") adopted as part of the Simmons Company Employee Stock Ownership Plan (the "Plan") and Simmons Company, a Delaware corporation (the "Company").

                                WITNESSETH:

    WHEREAS, the Company has established the Plan and adopted the Trust, and has appointed the Pledgor as the trustee of the Trust; and

    WHEREAS, the Plan and Trust specifically contemplate the purchase of "qualifying employer securities," as such term is defined in Section 4975(e)(8) of the Internal Revenue Code of 1986, as amended(the "IRC") ("Qualifying Employer Securities") with the proceeds of certain loans to the Trust from the Company; and

    WHEREAS, under the terms of the Plan and Trust the Trustee may in its sole discretion purchase such Qualifying Employer Securities and borrow the amount necessary for such purchase; and

    WHEREAS, the Trustee previously purchased (after giving effect to a ten-to-one stock split, effective after the date of purchase) 11,809,290 shares (the "Shares") of common stock of the Company, par value of $0.01 per share (the "Common Stock") with the proceeds of loans made by the Company pursuant to certain prior loans pursuant to the following loan agreements:

         1. ESOP Loan-Agreement #1, dated as of January 17, 1989, as amended and restated as of March 15, 1991,

         2. ESOP Loan Agreement #2, dated as of January 17, 1989, as amended and restated as of March 15, 1991,

         3. ESOP Loan Agreement #3, dated as of January 17, 1989, as amended and restated as of March 15, 1991,

         4. ESOP Loan Agreement #4, dated as of January 17, 1989, as amended and restated as of March 15, 1991,

         5. ESOP Loan Agreement #5, dated as of January 17, 1989, as amended and restated as of March 15, 1991,

         6. ESOP Loan Agreement #6, dated as of January 17, 1989, as amended and restated as of March 15, 1991,

(collectively, the "Prior ESOP Loan Agreements") each of which
                                                  ,
is by and between the Trustee, as successor by merger to Citizens and Southern Trust Company (Georgia), N.A., and the Company; and

    WHEREAS, pursuant to the Prior ESOP Loan Agreements the Company loaned the aggregate amount of $241,500,000 (the "ESOP Indebtedness") to the Trust for the purpose of providing the funds necessary to purchase the above-referenced Common Stock; and

    WHEREAS, asof the date hereof, 5,670,406 of the Shares held pursuant to the Trust have not been allocated to the accounts of Participants in the Plan; and

    WHEREAS, in connection with certain proposed transactions contemplated by the terms of that certain Stock Purchase Agreement by and among the Trustee, the Company, Merrill Lynch Capital Appreciation Partnership No. B-XI, L.P., MLCP Associates L.P. No. II, ML IBK Positions Inc., ML Offshore LBO Partnership No. B-XI, Merrill Lynch KECALP L.P. 1987, Merrill Lynch KECALP L.P. 1989, Merchant Banking L.P. No. IV, certain other stockholders of the Company, Simmons Holdings, Inc. and Simmons Acquisition Corp., dated February 21, 1996, ("Acquisition Agreement"), shares of Common Stock allocated to the accounts of Participants under the Plan as of the Closing Date (as such term is defined in the Acquisition Agreement) ("Closing Date") have been sold by the Trustee, and unallocated shares of Common Stock held by the Plan and Trust in a Suspense Account as provided in
Section 5.04(a) of the Plan have been exchanged for shares of Series A Preferred Stock of the Company, $.01 par value (the "Unallocated Shares"), and

    WHEREAS, each loan made pursuant to each of the Prior ESOP Loan Agreements has at all times been intended to constitute an "exempt loan" as described in Section 4975(d)(3) of the IRC and as defined in section 54.4975-7(b)(1)(iii) of the Treasury Regulations (the "Regulations"); and

    WHEREAS, as a condition precedent to each of the Prior ESOP Loan Agreements, the Company has required the Pledgor to enter into a pledge agreement respecting shares acquired by the

Trust with the proceeds of the indebtedness evidenced by such loan agreement; and

    WHEREAS, the Pledgor and the Company have heretofore entered into a succession of pledge agreements (the "Prior Pledge Agreements"); and

    WHEREAS, for the purpose of reflecting the terms of the Acquisition Agreement and the consummation of certain transactions contemplated thereby, the parties hereto to have amended and consolidated the Prior ESOP Loan Agreements, to the extent such agreements have not previously been terminated, by execution of a consolidated ESOP loan agreement, of even date herewith (the "Consolidated Loan Agreement"), which Consolidated Loan Agreement sets forth the full and complete understanding and agreement of the parties hereto respecting the indebtedness of the Plan and Trust to the Company, under the Prior ESOP Loan Agreements and otherwise; and

    WHEREAS, for the purpose of reflecting the terms of the Acquisition Agreement and the consummation of certain transactions contemplated thereby it is deemed desirable by the parties hereto to amend and consolidate the Prior Pledge Agreements, to supersede such agreements by this Consolidated Pledge Agreement (the "Consolidated Pledge Agreement"), and to provide in this Consolidated Pledge Agreement the full and complete understanding and agreement of the parties hereto respecting the pledge of the Shares.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants made herein, it is agreed as follows:

    SECTION 1. Pledge. The Pledgor hereby pledges to the Company and grants
               ------
to the Company a security interest in the following (the "Pledged
Collateral") to secure the Secured Obligations (as defined in Section 2):

         The Unallocated Shares and the certificates representing such shares as identified in Schedule I hereto, any substitute collateral, any securities for which such securities are exchanged or into which such shares are converted, any proceeds from the sale, exchange or other disposition of such securities, and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to such property. Any securities forming a part of the Pledged Collateral shall be referred to herein as the "Pledged Shares."

    SECTION 2. Secured Obligations. This Consolidated Pledge Agreement
               -------------------
secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity or otherwise, of all obligations of the Pledgor now or hereafter existing under or in respect of the Consolidated Loan Agreement and the note which evidences the indebtedness under the Consolidated Loan Agreement (the "Note") (all such obligations being the "Secured Obligations").

    SECTION 3. Delivery of Pledged Collateral. All certificates or
               ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Company or by its nominee on behalf of the Company pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by, as applicable, Pledgor's endorsement where necessary, or appropriate stock powers or other instruments of transfer or assignment in blank. The Company shall have the right, at any time upon or after the occurrence of an Event of Default (as defined in the Consolidated Loan Agreement) and without notice to the Pledgor, to transfer to or to register in the name of any of its nominees any or all of the Eligible Pledged Collateral (as defined in Section 8(c) hereof). In addition, the Company shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

    SECTION 4. Supplements, Further Assurances. The Pledgor agrees that at
               -------------------------------
any time and from time to time, at the expense of the Company, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Company may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                 SECTION 5. Voting Rights, Dividends, Etc.
                            ------------------------------

    (a) As long as no Event of Default (as defined in the Consolidated Loan Agreement) shall have occurred and be continuing:

    (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Consolidated Pledge Agreement or the Consolidated Loan Agreement.

    (ii) The Pledgor shall be entitled to receive and retain any and all cash dividends or other distributions in respect of the Pledged Shares.

    (b) Upon the occurrence and during the continuance of an Event of
Default:

    (i) Upon written notice from the Company to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5(a)(i) above with respect to Eligible Pledged Shares (as such term is defined below) shall cease, and all such rights shall thereupon become vested in the Company which shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of such Event of Default.

    (ii) All rights of the Pledgor to receive the dividends or other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5(a)(ii) above with respect to Eligible Pledged Shares shall cease and all such rights shall thereupon become vested in the Company which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends or other distributions during the continuance of such Event of Default.

    As used herein the term "Eligible Pledged Shares" shall mean that number of Pledged Shares that has an aggregate fair market value equal to the amount by which the Pledgor is in default or such lesser number of Pledged Shares as may be required hereunder.

    (c) In order to permit the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 5(a)(i) above and to receive the dividends or other distributions that it is authorized to receive and retain pursuant to Section 5(a)(ii) above, the Company shall, if necessary, upon written request of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, dividend payment orders and other instruments as the Pledgor may reasonably request. In order to permit the Company to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(b)(i) above, and to receive all dividends or other distributions that it may be entitled to receive under Section 5(b)(ii) above, the Pledgor shall, if necessary, upon written notice from the Company, from time to time execute and deliver to the Company appropriate proxies, dividend payment orders and other instruments as the Company may reasonably request.

    (d) All dividends and distributions that are received by the Pledgor contrary to the provisions of Section 5(b)(ii) above shall be received in trust for the benefit of the Company, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Company as Pledged Collateral in the same form as so received (with any necessary endorsements).

    SECTION 6. Transfer and Other Liens. The Pledgor agrees that it will
               ------------------------
not, except as permitted by the Consolidated Loan Agreement, (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien and security interest under this Consolidated Pledge Agreement and any liens in existence prior to the date of this Consolidated Pledge Agreement.

    SECTION 7. Reasonable Care. The Company shall be deemed to have
               ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which the Company accords its own property consisting of negotiable securities, it being understood that the Company shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Company has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any person with respect to any Pledged Collateral.

    SECTION 8. Remedies Upon Default. If any Event of Default (as defined
               ---------------------
in the Consolidated Loan Agreement) shall have occurred and be continuing:

    (a) (i) The Company may exercise in respect of the Eligible Pledged Collateral (as such term is defined below), in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Georgia at that time, and the Company may also in its sole discretion, without notice except as specified below or as required by law, sell the Eligible Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Company's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Company may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of private sale is to be made shall constitute reasonable notification to Pledgor. The Company shall not be obligated to make any sale of Eligible Pledged Collateral regardless of notice of sale having been given. The Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, the Pledgor hereby waives and agrees not to assert any rights or privileges it may acquire under sections 9504 or 9507 of the Code and any claims against the Company arising by reason of the fact that the price at which any Eligible Pledged Collateral may have been sold at such a private sale was less than the price which have been obtained at a public sale, even if the Company accepts the first offer received and does not offer such Eligible Pledged Collateral to more than one offeree.

    (ii) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Company may be compelled, with respect to any sale of all or any part of the Eligible Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire the Eligible Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the Company than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees, to the extent permitted by law, that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Company shall have no obligation to engage in public sales and no obligation to delay the sale of any Eligible Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Pledgor would agree to do so.

    (b) If the Company determines to exercise its right to sell any or all of the Eligible Pledged Collateral, upon written request, the Pledgor shall from time to time furnish to the Company all such information as the Company may request in order to determine the number of shares and other instruments included in the Eligible Pledged Collateral that may be sold by the Company as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

    (c) As used herein the term "Eligible Pledged Collateral" shall mean that amount of Pledged Collateral that has an aggregate fair market value equal to the amount by which the Pledgor is in default or such lesser amount of Pledged Collateral as may be required pursuant to Section 18 hereof.

    SECTION 9. Application of Proceeds. After and during the continuance of
               -----------------------
an Event of Default, all cash proceeds received by the Company (all such cash being "Proceeds") in respect of any sale of, collection from, or other realization upon all or any part of the Eligible Pledged Collateral pursuant to the exercise by the Company of its remedies as a secured creditor as provided in Section 8 of this Consolidated Pledge Agreement shall be applied promptly from time to time by the Company as follows:

    First, to the payment of the Secured Obligations; and
- ---------

    Second, after payment in full of all Secured Obligations, any amount
- ----------
remaining, including, without limitation, any amount required by law, to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

    SECTION 10. No Waiver. No failure on the part of the Company to
                ---------
exercise, and no course of dealing with respect to, and no delay in exercising, any rights, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

    SECTION 11. Amendments, Etc. This Consolidated Pledge Agreement may not
                ----------------
be amended, modified or waived except with the written consent of the Pledgor and the Company.

    SECTION 12. Termination. When all Secured Obligations have been
                -----------
indefeasibly paid in full, this Consolidated Pledge Agreement shall terminate, and the Company shall, upon the request and at the expense of the Pledgor, forthwith assign, transfer and deliver, against receipt and without recourse to the Company, such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof to or on the order of the Pledgor.

SECTION 13. Addresses for Notices. All notices and other communications
            ---------------------
provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the Pledgor, addressed to it at the address set forth on the signature page of this Consolidated Pledge Agreement, if to the Company, addressed to it at the address set forth on the signature page of this Consolidated Pledge Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 13. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid and shall, when delivered or telecopied, be effective when received.

    SECTION 14. Continuing Security Interest: Releases: Transfer of Note.
                --------------------------------------------------------
Subject to Section 12 hereof and Sections 7, 8 and 9 of the Consolidated Loan Agreement, this Consolidated Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until indefeasible payment in full of all Secured Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Company hereunder, to the benefit of the Company and each of its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Company may assign or otherwise transfer any indebtedness held by it secured by this Consolidated Pledge Agreement to any other person or entity (including, without limitation, a lender to the Company as provided in Section 14 of the Consolidated Loan Agreement), and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Company. This Consolidated Pledge Agreement is the Consolidated Pledge Agreement referred to in, and is subject to the terms of, the Consolidated Loan Agreement.

    SECTION 15. Governing Law; Terms. This Consolidated Pledge Agreement
                --------------------
shall be governed by, and construed in accordance with, the laws of the State of Georgia, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Georgia. Unless otherwise defined herein or in the Consolidated Loan Agreement, terms defined in articles 8 and 9 of the Code in the State of Georgia are used herein as therein defined.

    SECTION 16. Consent to Jurisdiction and Service of Process. All
                ----------------------------------------------
judicial proceedings brought against the Pledgor with respect to this Consolidated Pledge Agreement may be brought in any state or federal court of competent jurisdiction in the State of Georgia and by execution and delivery of this Consolidated Pledge Agreement, the Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Consolidated Pledge Agreement.

    SECTION 17. Security Interest Absolute. All rights of the Company and
                --------------------------
security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

    (i) any lack of validity or enforceability of any terms or provisions of the Consolidated Loan Agreement, the Note, or any other agreement or instrument relating thereto that does not render the entire agreement or instrument invalid or unenforceable;

    (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Consolidated Loan Agreement or the Note;

    (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

    (iv) any other circumstance which might otherwise constitute a defense available to the Pledgor.

    SECTION 18. Release from Pledge. The pledge of the Pledged Collateral
                -------------------
shall continue until all obligations due under the Consolidated ESOP Loan Agreement have been paid in full and all the terms and conditions of the Note (as defined therein) have been satisfied; provided that for each Plan
                                               --------
Year (as such term is defined in the Plan) of the Plan until the note and any interest thereon is paid in full, a number of shares of Pledged Collateral shall be released from the pledge hereunder, which number of released shares shall equal the number of shares of Pledged Collateral immediately before such release for the current Plan Year multiplied by the "Release fraction." As used herein, the "Release Fraction" shall mean a fraction, calculated for each Plan Year within thirty (30) days before the end of the Plan Year, the numerator of which is the amount of principal and interest paid on the Note for such current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on the Note for all future Plan Years during the term of the Consolidated Loan Agreement (determined without references to any extensions or renewals thereof). Notwithstanding any other provision herein or in the Consolidated Loan Agreement, in the event the Plan is terminated by action of the Company, as provided in the Plan document, all Pledged Collateral shall be released from the pledge hereunder and the covenants in
Section 7 of the Consolidated Loan Agreement and the Note shall be forgiven.

    SECTION 19. Construction. All provisions hereof shall be construed so
                ------------
as to maintain (i) the Plan, as a qualified leveraged employee stock ownership plan under sections 401(a) and 4975(e)(7) of the IRC, (ii) the Trust as exempt from taxation under section 501(a) of the IRC and (iii) the indebtedness evidenced by the Consolidated Loan Agreement as an exempt loan under section 54.4975-7(b)(1)(iii) of the Treasury Regulations.

This Consolidated Pledge Agreement supersedes the Prior Pledge Agreements.

           IN WITNESS WHEREOF, the parties have caused this
instrument to be executed by their duly authorized
representatives this 22nd day of    March            , 1996.
                     -              -----

                              SIMMONS COMPANY By:


                              By: /s/ Zenon S. Nie
                                  --------------------------------
                              Title: Chief Executive Officer
                                     -----------------------------



                              SIMMONS COMPANY EMPLOYEE STOCK OWNERSHIP

                              TRUST



                               By: NATIONSBANK, N.A. (SOUTH),

                                   solely as Trustee



                              By: /s/ M. Carole Trizzino
                                  --------------------------------
                              Title: Vice President
                                     -----------------------------


Notice Addresses:

Simmons Company
1 Concourse Parkway
Suite 600
Atlanta, GA 30328
Attention: Chief Financial Officer

NationsBank, N.A. (South)
600 Peachtree Street, N.E. 7th Floor
Atlanta, Georgia 30308 Attention: Ernest F. Ritter

SCHEDULE I

    Attached to and forming a part of that certain Consolidated Pledge Agreement dated as of March 22 , 1996, by NationsBank, N.A. (South), solely
                            ---
in its capacity as Trustee, as Pledgor, to Simmons Company.

                      Stock
                   Certificate                       Number of
      Stock           No(s).        Par Value          Shares
      -----           ------        ---------          ------
Series A
Preferred Stock         1         $.01 per share     5,670,406